UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

KWIKCLICK, INC.

(Name of Registrant As Specified In Charter)

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KWIKCLICK, INC.

585 West 500 South Suite 130

Bountiful, UT 84010

(385) 301-2792

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS IN LIEU OF A MEETING

Dear Stockholders,

This Notice and the accompanying Information Statement are being provided on or about March 5, 2025, by the Board of Directors (the “Board”) of KwikClick Inc., a Delaware corporation (the “Corporation”), to the holders of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”), as of the close of business on January 17, 2025 (the “Record Date”). This communication is for informational purposes only, in compliance with Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules and regulations.

The purpose of this Information Statement is to notify the Corporation’s stockholders of certain actions approved by the written consent of the holders of a majority of the Corporation’s outstanding voting stock (the “Majority Stockholders”) on February 3, 2025, in lieu of a meeting. These actions will become effective twenty (20) calendar days after the date this Information Statement is mailed to stockholders.

The Majority Stockholders, through a Written Consent completely executed on February 3, 2025 (the “Written Consent”), granted the Board discretionary authority, at a time to be determined by the Corporation’s Chief Executive Officer, to amend the Corporation’s Certificate of Incorporation to implement a reverse stock split of the Corporation’s issued and outstanding Common Stock. This reverse split will occur at a ratio of 1-for-40 and reducing the total number of authorized shares of Common Stock to 50,000,000 from 400,000,000 (the “Reverse Stock Split”). The exact timing and execution of the Reverse Stock Split will be determined by the Board.

The Board has determined that it would not be in the best interests of the Corporation or its stockholders to incur the additional expense of soliciting proxies or consents from other stockholders in connection with these actions.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS. NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

THIS INFORMATION STATEMENT IS PROVIDED SOLELY FOR YOUR INFORMATION.

WE ARE NOT SOLICITING A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required on your part. The Reverse Stock Split cannot become effective until at least twenty (20) calendar days after this Information Statement is mailed to stockholders. We anticipate that the Reverse Stock Split will take place on or after April 5, 2025, subject to approval by the Financial Industry Regulatory Authority (“FINRA”). This Notice and accompanying Information Statement are provided in compliance with Section 228(e) of the Delaware General Corporation Law (“DGCL”), the Corporation’s Bylaws, and Rule 14c-2 under the Exchange Act.

By Order of the Board of Directors,

/s/ Frederick W. Cooper
Frederick W. Cooper
Chairman

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

March 5, 2025

KWIKCLICK, INC.

585 West 500 South Suite 130

Bountiful, UT 84010

(385) 301-2792

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY A MAJORITY OF THE VOTING POWER OF OUR COMMON STOCK.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement is being provided to the shareholders of KwikClick, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), to inform them of the corporate action described herein. The action has been authorized by the written consent of shareholders holding a majority of the Company’s voting stock, in accordance with Section 228 of the Delaware General Corporation Law (“DGCL”) and the Company’s Bylaws.

This Information Statement will be first mailed to shareholders on or about March 5, 2025, and is being furnished solely for informational purposes. The Company is not soliciting proxies or requesting any action from shareholders regarding the corporate actions described in this Information Statement. No further action is required from shareholders in connection with these matters.

The close of business on January 17, 2025, has been established as the record date (the “Record Date”) for determining the stockholders entitled to receive this Information Statement. The corporate action involves amending the Company’s Certificate of Incorporation to decrease the number of authorized shares of common stock, par value $0.0001 per share (“Common Stock”), from 400,000,000 to 50,000,000. This amendment is referred to in this Information Statement as the “Action.”

Pursuant to Section 228 of the DGCL, any action that may be taken at a meeting of shareholders of a Delaware corporation may also be taken without a meeting, without prior notice, and without a vote, if written consents setting forth the action taken are signed by shareholders holding at least a majority of the voting power.

Fred W. Cooper, our Chief Executive Officer and Chairman, beneficially owns 76,418,323 shares of Common Stock through Cooper Family Investments 2.0, LP, an entity over which he exercises voting control. These shares represent approximately 49.1% of our outstanding voting stock. On the Record Date, Mr. Cooper executed and delivered to us a written consent authorizing and approving the Action.

In addition, the Action was approved by the following shareholders:

•	Chandler Family Investments 2.0 LLC, which owns 7,400,000 shares of Common Stock (approximately 4.75%) and is controlled by Ian Chandler.
•	Mark Wilson, who owns 5,000,000 shares of Common Stock (approximately 3.21%).
•	Brady Cooper, who owns 4,030,000 shares of Common Stock (approximately 2.59%).

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Collectively, these shareholders represent an additional 16,430,000 shares of Common Stock, or approximately 10.72% of the Company’s outstanding voting stock.

As a result, the Action has been approved by shareholders holding a majority of the voting power of the Company’s outstanding Common Stock. No further vote or action by shareholders is required to approve the Action. This Information Statement serves as notice of the approval of the Action by less than unanimous written consent of our stockholders.

In accordance with applicable regulations, the Action will not become effective until at least 20 days after the first mailing of this Information Statement to shareholders. Furthermore, shareholders do not have dissenter’s rights in connection with this Action.

On February 3, 2025, our Board of Directors approved the amendment to the Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 400,000,000 to 50,000,000 and authorized the delivery of this Information Statement to shareholders.

Interest of Persons in Matters to be Acted Upon

No officer, director or principal stockholder has a substantial or material interest in the favorable outcome of the Actions other than as discussed herein.

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OUTSTANDING VOTING SECURITIES

As of the Record Date, there were 155,648,706 shares of Common Stock issued and outstanding and no preferred stock. Therefore, as of the Record Date, our issued and outstanding voting securities for the Action consisted of shares of Common Stock which is our only class of stock outstanding. As such, the written consent of a majority of the outstanding shares of Common Stock was necessary to authorize the Action described herein.

INFORMATION ON CONSENTING SHAREHOLDER

Pursuant to Section 228 of the Delaware General Corporation Law (“DGCL”), any action required or permitted to be taken at a meeting of stockholders of a Delaware corporation may instead be taken without a meeting, without prior notice, and without a vote, provided that written consents, setting forth the action to be taken, are signed by stockholders holding at least a majority of the voting power.

As of the Record Date, Fred W. Cooper, Ian Chandler, Mark Wilson, and Brady Cooper, through entities over which they exercise voting control, collectively owned 85,348,323 shares of Common Stock, representing approximately 54.83% of the Company’s outstanding voting stock. These shareholders executed and delivered a written consent approving and authorizing the Action described in this Information Statement.

ACTION 1: TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF FROM 400,000,000 TO 50,000,000

The first corporate action described in this Information Statement is the amendment of the Company’s Certificate of Incorporation to decrease the number of authorized shares of Common Stock, par value $0.0001 per share, from 400,000,000 to 50,000,000 (the “Amendment”).

On February 3, 2025, our Board of Directors approved the Amendment, subject to the approval of shareholders holding a majority of the Company’s outstanding capital stock (the “Majority Shareholders”) as described in the “Information on Consenting Shareholders” section above. The Majority Shareholders approved the Amendment by written consent on February 3, 2025. The Amendment will become effective upon the filing of the Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware. This filing will occur promptly following the 20th day after the mailing of the definitive Information Statement (the “Definitive Information Statement”) to shareholders.

Under the current Certificate of Incorporation, the Company is authorized to issue 400,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, each with a par value of $0.0001 per share. Following the Amendment, the number of authorized shares of Common Stock will be reduced to 50,000,000, while the authorized Preferred Stock will remain unchanged.

As of the date of approval by our Board of Directors and Majority Shareholders, there were 155,648,706 shares of Common Stock issued and outstanding.

ACTION 2: 1-FOR-40 REVERSE STOCK SPLIT

In addition to approving the Amendment, our Board of Directors adopted resolutions, subsequently approved by the Majority Shareholders, to implement a recapitalization of the issued and outstanding shares of Common Stock. The recapitalization will involve a reverse stock split on a 1-for-40 basis, whereby shareholders will receive one share of Common Stock for every 40 shares currently held. The reverse split is to be effected no later than December 31, 2025. Fractional shares will not be issued in connection with the reverse split; any fractional shares will be rounded down to the nearest whole share.

Following the reverse stock split, 155,648,706 issued and outstanding shares of Common Stock will be reduced to approximately 3,891,218 shares, subject to adjustments for rounding and not reversing below 1 share per shareholder.

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Reasons for the reverse stock split

Management believes that the reverse stock split is in the best interest of the Company for several reasons:

1.	Improved Market Perception: By reducing the total number of outstanding shares, the reverse split aims to alleviate the perceived depressive effect that a large number of shares may have on the public market price of our common stock.

2.	Enhanced Financial Flexibility: The reverse split will make a significant number of authorized but unissued shares of common stock available. This increased flexibility will allow the Company to efficiently:

•	Structure potential future financing,
•	Capitalize on business opportunities, such as acquisitions, and
•	Address other corporate needs as they arise, all without the time and expense of convening a shareholder meeting to authorize additional shares.

3.	Positioning for Uplisting: One of the Company’s strategic goals is to have its securities listed on NASDAQ or another national stock exchange. A higher stock price is often a prerequisite for such listings. By reducing the number of outstanding shares, the reverse split is expected to have the effect of increasing the market price of the Company’s common stock, thereby improving the Company’s eligibility for listing on a national exchange.

Management believes these benefits will collectively strengthen the Company’s financial position, enhance shareholder value, and support the Company’s long-term strategic objectives.

Effect of the reverse stock split

The reverse stock split will not alter the rights of existing stockholders, nor will it result in the elimination of any stockholder. Fractional shares will not be issued; instead, any fractional shares will be rounded down to the nearest whole share, with no stockholder holding fewer than one share. However, stockholders with fewer than 100 shares of common stock may experience higher commission costs relative to the value of their shares when selling, potentially resulting in transaction costs exceeding the value of the shares sold.

The reverse stock split is not being undertaken as part of any anti-takeover strategy. The decrease in authorized shares of common stock did not arise from any knowledge of specific efforts to accumulate the Company’s securities or to gain control through a merger, tender offer, proxy solicitation, or similar actions. Furthermore, this action was not intended to frustrate any such efforts or to prevent another party from acquiring a controlling interest or seeking representation on the Board of Directors.

The issuance of additional shares of common stock following the reverse split could dilute earnings per share as well as the equity and voting power of existing stockholders. Such issuance may also adversely impact the market price of our common stock. However, if additional shares are issued in connection with favorable business opportunities, such transactions could enhance the market price of our stock.

Stockholder Rights:

•	Voting Rights: Each share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders.

•	Dividends: Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for distribution. To date, the Company has not declared or paid dividends and currently anticipates retaining all earnings, if any, to support the development and growth of the business. Future dividend declarations will be determined at the discretion of the Board, considering factors such as earnings, financial condition, capital requirements, and other relevant considerations.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information tables prepared in accordance with Section 13d-3 of the Securities Exchange Act of 1934, as amended, for the determination of beneficial owner set forth certain information regarding our Common Stock owned on February 3, 2025 by: (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, Common Stock, and Series D Stock; (ii) each director and officer; and (iii) all officers and directors as a group:

Name	Number of Common Stock Shares Owned or Controlled	Beneficial Ownership Percentage	Options/ Warrants Owned	Overall Voting Power	Overall Voting Power (%)
Fred W. Cooper (1)		76,418,323			49.1%
Brady Cooper (2)		4,030,000			2.63%
Jeffrey Yates (3)		100,000			0.07%
Jeff Roberts (4)		75,000			0.05%
Cielo Family Heritage Trust (5)		10,068,035			5.07%
Total of All Officers, Directors, and Affiliates as a group (5 persons and/or entities)		91,898,862			61.49%

1.	The address for Fred W. Cooper is 585 West 500 South, Bountiful, Utah 84010. Mr. Cooper serves as the Company’s Chairman, CEO and President

2.	The address for Brady Cooper is 585 West 500 South Suite 130, Bountiful, Utah 84010. Mr. Cooper serves as the Company’s Secretary.

3.	The address for Jeffrey Yates is 585 West 500 South Suite 130, Bountiful, Utah 84010. Mr. Yates is the Chief Financial Officer and principal financial officer of the Company.

4.	The address for Jeff Roberts is 585 West 500 South Suite 130, Bountiful, Utah 84010. Mr. Roberts is a member of the Company’s Board of Directors.

5.	The address for Cielo Family Heritage Trust is 3325 N University Ave, Provo, UT 84604 and is a shareholder of the Company.

6.	Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission (SEC) and generally includes both voting power and investment power over the securities. It also includes shares of stock subject to options and warrants that are currently exercisable or become exercisable within 60 days of the date of this table.

To calculate the percentage of common stock beneficially owned by a person or entity as of February 3, 2025:

•	The numerator is the number of shares of common stock beneficially owned by such person or entity, including shares that may be acquired within 60 days through the exercise of warrants, options, or the conversion of convertible securities.
•	The denominator is the sum of:

(i)	The total number of shares of common stock outstanding as of the date of this Information Statement, which is 155,648,706 shares, and
(ii)	The total number of shares that the beneficial owner could acquire upon the exercise of derivative securities.

Unless otherwise indicated, each beneficial owner has sole voting and dispositive power over the shares they beneficially own.

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INCORPORATION BY REFERENCE

The SEC permits us to incorporate by reference information from documents we file with it into this Information Statement. Incorporation by reference allows us to provide important information to you by referring you to those documents. Accordingly, we hereby incorporate by reference into this Information Statement our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 15, 2024.

Any statement in this Information Statement or any document incorporated by reference that conflicts with a statement in an earlier-filed document incorporated by reference is deemed to supersede the earlier statement, provided the conflicting statement is contained in a document filed after the earlier document and prior to the date of this Information Statement.

If you have received this Information Statement and would like additional copies or copies of any documents incorporated by reference herein, you may request them without charge by submitting a written request to:

KwikClick, Inc.
585 West 500 South, Suite 130
Bountiful, Utah 84010

Alternatively, shareholders of record as of the Record Date may access these documents, including those incorporated by reference, free of charge on the SEC’s website at http://www.sec.gov. Please note that exhibits to these documents are not included unless specifically incorporated by reference into this Information Statement.

Except as expressly stated above, no additional information, including any information on our website, is incorporated by reference into this Information Statement.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In compliance with these requirements, the Company files reports, proxy statements, and other information, including annual reports on Form 10-K and quarterly reports on Form 10-Q (collectively, the “1934 Act Filings”), with the U.S. Securities and Exchange Commission (the “SEC”).

These reports and other information filed by the Company are available for public inspection and copying at the SEC’s Public Reference Room, located at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of these materials can also be obtained by submitting a written request to the SEC’s Public Reference Section at the above address, subject to applicable fees.

In addition, the SEC maintains a website at http://www.sec.gov, where these reports, proxy statements, and other information about issuers that file electronically with the SEC through its Electronic Data Gathering, Analysis, and Retrieval System (“EDGAR”) are accessible to the public at no charge.

NO DISSENTER’S RIGHTS

In accordance with Section 228 of the Delaware General Corporation Law, as well as the Company’s Certificate of Incorporation and By-Laws, shareholders are not entitled to dissenter’s rights or appraisal rights with respect to the provisions adopted in the Amendment.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on or after April 5, 2025.

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MISCELLANEOUS MATTERS

The Company will bear the entire cost of furnishing this Information Statement. In connection with the distribution, the Company will request brokerage firms, nominees, custodians, fiduciaries, and other similar parties to forward this Information Statement to the beneficial owners of common stock held in their name. The Company will reimburse these entities for their reasonable charges and expenses incurred in forwarding the materials.

The close of business on January 17, 2025, has been established as the Record Date for determining shareholders entitled to receive this Information Statement.

This Information Statement is being provided to you pursuant to Section 14C of the Exchange Act and the applicable rules and regulations, including Regulation 14C and Schedule 14C. In compliance with these requirements, the actions described herein will not become effective until at least 20 calendar days after the filing of the Definitive Information Statement.

The Definitive Information Statement will be mailed on or about March 5, 2025, to all shareholders of record as of the Record Date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Dated: March 4, 2025	By Order of the Board of Directors,

/s/ Fred W. Cooper
Fred W. Cooper
Chief Executive Officer and Chairman

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